EXHIBIT 10.29

                           1992 EQUITY INCENTIVE PLAN
                       MEDIWARE INFORMATION SYSTEMS, INC.
                             STOCK OPTION AGREEMENT

     THIS AGREEMENT, made as of the Grant Date set forth below, by and between Mediware Information Systems, Inc., a New York Corporation having its principal place of business at the address set forth below (hereinafter called the "Company"), and the individual whose name and residence appear below on the first page of this Agreement (hereinafter called "Optionee").

     WHEREAS, the terms and conditions of the Options granted to Optionee and evidenced by this Agreement are as follows:

     Name of Optionee:                       Grant Date:
     Michael E. Montgomery                   March 3rd, 2000

     Office Address of Optionee:             Number of Option Shares:
     11711 W. 79th St.                       350,000
     Lenexa, KS  66214
                                             Expiration Date:
                                             March 2nd,  2005

                                             Exercise Price Per Share:
                                             6.41

                                             Vesting Provisions:

                                                                  Shares
                                                Anniversary of    Becoming
                                                Grant Date:       Exercisable

                                                First             116,666 shares
                                                Second            116,667 shares
                                                Third             116,667 shares

     Company:
          Mediware Information Systems, Inc.

     Company Address:
          1121 Old Walt Whitman Road
          Melville, NY  11747-3005

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     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed in duplicate by its duly authorized officer, and Optionee has executed this Agreement in duplicate, all as of the date and year first above written.

                                   MEDIWARE INFORMATION SYSTEMS, INC.


                                   By /s/ Lawrence Auriana
                                   ---------------------------------


                                   Optionee


                                   /s/ Michael Montgomery
                                   ---------------------------------

     WHEREAS, the Optionee is a key employee of the Company; and

     WHEREAS, as an incentive for the Optionee and as compensation and a benefit to him or her for serving as an employee, the Company has offered to issue, and the Optionee has agreed to accept, options to purchase shares of common stock of the Company pursuant to the 1992 Equity Incentive Plan of the Company (the "Plan").

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto hereby agree as follows:

     1. Grant of Options: Pursuant to and subject in all respects to the provisions of the Plan, the Company hereby grants to the Optionee, under the terms and conditions set forth in this Agreement and the Plan, as of the Grant Date, Options to purchase the aggregate number of shares of common stock, par value $.10 per share, of the Company ("Common Stock") set forth above on the first page of this Agreement subject to adjustment in accordance herewith (which shares are hereinafter called "Option Shares"). The Option Shares may be purchased by exercising the Options in accordance with the terms of this Agreement, at the exercise price per share set forth on the first page of this Agreement, which price is not less than the fair market value of a share of Common Stock on the date of grant. Terms defined in the Plan shall have the same meaning in this Agreement unless the context requires otherwise.

     2. Other Terms of Options. The Options shall become exercisable on each anniversary of the first day of the month in which the Grant Date falls to the extent of the percentage of the Option Shares set forth on the first page of this Agreement. The Options shall remain exercisable until the "Expiration Date" set forth on the first page of this Agreement unless earlier terminated as provided herein.

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     The Options and exercisability of the Options shall be subject in all respects to the terms and conditions set forth in this Agreement, and all other terms and conditions of the Plan and any rules or regulations or other determinations of the Committee. It is not intended that the Options shall be incentive stock options for purposes of the Internal Revenue Code of 1986.

     3. Transferability. The Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent and distribution or as specified in Section 5(g) of the Plan, and the Options may be exercised during the lifetime of the Optionee by the Optionee or by his or her guardian or legal representative. The Optionee may designate a Beneficiary as provided in the Plan.

     4. Exercisable only during Employment; Death; Disability. The Options may be exercised only during the continuance of the Optionee's employment, except as provided in clauses (a), (b) and (c) below and paragraph 5.

     (a) Termination. If an Optionee's employment terminates for any reason other than death, all exercisable portions or installments of the Options which are exercisable on the date of termination of employment shall be exercisable by the Optionee for a period of three (3) months following such termination; and

     (b) Death; Disability. If an Optionee dies or becomes Totally Disabled, the Options shall be exercisable to the extent provided in Section 5(f) of the Plan.

     (c) Other. Any such exercise shall be subject to the satisfaction of all other conditions to exercise contained in this Option Agreement and the Plan.

     5. Early Termination; Confidential Information; Forfeiture;.

     (a) To the extent enforceable under applicable law, the Optionee hereby agrees and undertakes that he or she (i) will not, without the Company's prior written consent, for a period of nine (9) months within the United States and Canada directly or indirectly, alone or as a partner, officer, director, employee, consultant, agent, independent contractor or significant shareholder of any company or business, engage in any business activity which is directly or indirectly in competition with the Company with respect to any of the products or services being considered, developed, sold or otherwise marketed by the Company at such time; and (ii) will not, for a period of (12) twelve months within the United States and Canada directly or indirectly, employ, or knowingly permit any company or business organization directly or indirectly controlled by him or her to employ, any person who is employed by the Company or in any manner seek to induce any such person to leave his or her employment by the Company. Any unexercised Options shall be forfeited immediately upon a breach of such undertaking as determined by the Committee and set forth in a notice given to the Optionee and Company, any such determination to be final and binding on all parties.

     (b) The Optionee hereby agrees and undertakes that he or she will not at any time, whether during or after the termination of the Optionee's employment, reveal to any person or

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entity any of the trade secrets or confidential information concerning the products, services, organization, business or finances of the Company or of any third party which the Company is under an obligation to keep confidential (including but not limited to trade secrets or confidential information respecting inventions, designs, methods, know-how, techniques, systems, software programs, works of authorship, customer lists, projects, plans and proposals), except as may be required in the ordinary course of performing the duties as an Optionee of the Company, and the Optionee shall keep secret all matters entrusted to him or her and shall not use or attempt to use any such information in any manner which may injure or cause loss or may be calculated to injure or cause loss, whether directly or indirectly, to the Company. Any unexercised Options shall be forfeited immediately upon a breach of such undertaking as determined by the Committee and set forth in a notice given to the Optionee and Company, any such determination to be final and binding on all parties.

     (c) Any unexercised Options that have been awarded to the Optionee shall be forfeited if the Committee determines that the Optionee's employment has been terminated because of willful misconduct or gross negligence, or if at any time after the termination of an employment, the Committee determined that the Optionee has failed satisfactorily to carry out any of her or his remaining obligations to the Company; or has engaged in any activity which is hostile, detrimental or antagonistic to the best interests of the Company; or the Optionee has been convicted of a crime or offense involving the misappropriation of money or of a felony. The Committee's determination with respect to a forfeiture shall be set forth in a notice given to the Optionee and to the Company and shall be final and binding on all parties; any forfeiture shall take place immediately upon receipt of the notice by the Company.

     (d) Optionee acknowledges and agrees that the Restrictive Covenants are reasonable and necessary for the protection of the Company's business interests. Nothing contained herein shall be construed as prohibiting the Company from pursuing any other remedies available to it including equitable relief and the recovery of any damages.

     (e) If any court of competent jurisdiction shall at any time deem any term of this Agreement or any provision or provisions of any covenant, undertaking or agreement on the part of the Optionee contained in this Section 5 ("Restrictive Covenants") too lengthy or too restrictive or the territory too extensive, the other terms and provisions of Section 5 shall nevertheless stand, the restrictive periods shall be deemed to be the longest periods permissible by law under the circumstances, the other restrictive provisions and conditions shall be the most protective to the Company as may be permissible under law in the circumstances, and the territory in which activities are restricted shall be deemed to comprise the largest territory permissible by law under the circumstances. The court in each case shall reduce the Restrictive Covenants, time period, territory and/or other restrictions or provisions to the maximum permissible duration or size or reasonable restriction.

     6. No Right to Dividends, Distributions or Voting. The Optionee shall not have any rights as a shareholder with respect to any Option Shares until the date of issuance of stock certificates for such Option Shares upon due exercise of the Options. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Option Shares notwithstanding the exercise of the Options. No adjustment will

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be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued except as provided in Section 7 hereof.

     7. Adjustment in Option Shares; Change of Control. If all or any portion of the Options is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, spin-off, reorganization or liquidation, as a result of which shares of any class shall be issued in respect of outstanding shares of common stock or shares of common stock shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons so exercising the Options shall receive, for the aggregate price payable upon such exercise of the Options, the aggregate number and class of shares which, if shares of common stock (as authorized at the Grant Date) had been purchased at the Grant Date of the Options for the same aggregate price (on the basis of the price per Option Share provided in the Options) and had not been disposed of, such persons or persons would be holding at the time of such exercise, as a result of such purchase and any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, spin-off, reorganization or liquidation; provided, however, that no fractional share shall be issued upon any such exercise. If any such adjustment shall result in the Optionee being entitled to exercise the Options with respect to a fractional share, the number of shares subject to the Options shall be reduced to the next lower number of full shares. In the event of any such change in the outstanding common stock of the Company, the aggregate number and class of shares reserved by the Company for exercise of the Options to purchase common stock shall be that number and class which a person, to whom Options had been granted for all of such reserved shares of common stock on the date preceding such change, would be entitled to receive as provided in the first sentence of this Section 7.

     If a Change of Control (whether or not hostile) is threatened or proposed, all Options shall become exercisable in full as of seven business days prior to the occurrence of the Change of Control, and further: (i) the terms of any outstanding Options may be amended by the Committee to provide that the date of termination of such Options may be extended, (ii) the Optionee shall, at his option, be entitled to acquire the cash, property or securities which would be receivable by him or her if he or she owned the total number of Option Shares immediately prior to the Change of Control, and (iii) the Committee is authorized to require the Company to take any action, with respect to Options, described in Section 4(e) of the Plan which is equally or more fair and equitable to the Optionee, in the judgement of the Committee, as the vesting of 100% of the Options.. The provisions of Section 4(f) of the Plan shall not apply to this Option Agreement.

     8. Exercise. The Options shall be exercised by written notice to the Company at its principal place of business, accompanied by full payment of the purchase price, which notice shall:

     (a) state the election to exercise the Options, the number of shares in respect of which it is being exercised, the person in whose name the stock certificate or certificates for such shares

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of common stock is to be registered, his address and social security number (or if more than one, the names, addresses and social security numbers of such persons);

     (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of common stock as may be satisfactory to the Company's counsel;

     (c) be signed by the person or persons entitled to exercise the Options and, if the Options are being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Options.

     Payment of the purchase price of any Option Shares shall be (i) by certified or bank cashier's or teller's check or in clearing house funds or
(ii), only with the express written authorization of the Committee, by shares of common stock of the Company duly endorsed for transfer valued at fair market value at the date of tender as determined in accordance with the Plan. The certificate or certificates for shares of common stock as to which the Options shall be exercised shall be registered in the name of the person or persons properly exercising the Options.

     9. Compliance with Laws and Regulations. The grant and exercise of the Options, and the Company's obligation to sell and deliver stock hereunder, are subject to such approvals by any regulatory or governmental agency as may be required and shall comply with all relevant provisions of applicable Federal and state laws, rules and regulations, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or of any quotation association or organization upon which the Option Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company may imprint any legends on the Option Shares restricting their subsequent sale or transfer which may be required by state or Federal law.

     Unless the Option Shares shall be duly registered under the Securities Exchange Act of 1933 and registered, qualified or authorized under applicable state securities law, the Optionee, by accepting these Options, represents and warrants for himself and any other person or persons properly exercising these Options that any and all shares purchased hereunder shall be acquired for investment and not with the intention to sell or distribute such shares and agrees to deliver to the Company a written representation that the shares being purchased are being acquired for investment and not with a present intention of sale or with a view to distribution, and a consent that the certificate representing such shares be endorsed to indicate such representation. The Company shall not be liable in the event it is unable to issue or sell shares of Common Stock or other securities to the Optionee if such issuance or sale would be unlawful, nor shall the Company be liable if the issuance or sale of shares of Common Stock or other securities to an Optionee is subsequently invalidated.

     10. Withholding. The Company shall withhold all income or other taxes permitted or required to be withheld by applicable law and shall remit them to the appropriate taxing authority.

     11. Employment Rights. Nothing contained in the Plan or in this Option Agreement shall confer upon the Optionee any right to be employed by, or to be continued in the employ of, the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any subsidiary by whom such person may be employed to terminate his employment at any time.

     12. Notice of Disposition. If these Options shall be incentive stock options the following shall apply: Optionee or his estate or legal representative shall immediately notify the Company in the event of any disposition of any kind by him of Option Shares acquired pursuant to these Options. If the disposition shall be a "disqualifying" disposition within the meaning of Section 422 of the Internal Revenue Code of 1986, the Optionee or his estate or legal representation shall immediately pay any federal, state or local taxes owing by reason of the exercise or disposition and provide proof of payment to the Company.

     13. Notices. Any notice to be given under the terms of the Options shall be addressed to the Company or to the Optionee at the addresses appearing on the first page of this Agreement, or at such other address as either party may hereafter designate in writing to the other.

     14. Interpretation of this Agreement. Any dispute regarding the interpretation of this Agreement shall be resolved in accordance with the Plan and may be submitted by the Optionee or by the Company forthwith to the Committee for resolution, which shall review such dispute at the time of the next regular meeting of the Board or such Committee. The decision of the Committee, as the case may be, with regard to such dispute shall be final and binding upon the Company and upon the Optionee.

     15. Successors and Assigns. Except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the Company and the administrators, heirs and legal representatives of the Optionee.

     16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     17. Amendments. No provision of this Agreement shall be modified, amended, extended or waived except in writing signed by the parties hereto or as otherwise be permitted or contemplated by the Plan.